UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

Weyco Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WEYCO GROUP, INC.
Glendale, Wisconsin
Notice of the 2022 Annual Meeting of Shareholders
To be Held May 3, 2022
WEYCO GROUP, INC., a Wisconsin corporation (the “Company”), will hold its Annual Meeting of Shareholders at the general offices of the Company, 333 West Estabrook Boulevard, Glendale, Wisconsin 53212, on Tuesday, May 3, 2022, at 10:00 A.M. (Central Daylight Time), for the following purposes:
1.
To elect five members to the Board of Directors,

2.
To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and

3.
To consider and transact any other business that properly may come before the meeting or any adjournment thereof.

The Board of Directors recommends that the shareholders vote “FOR” each of the nominees for director in item 1, and “FOR” item 2 above.

Important Notice Regarding the Internet Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 3, 2022
The Proxy Statement and Notice of Annual Meeting and the 2021 Annual Report
on Form 10-K are available on the Company’s website at
https://www.weycogroup.com/home/investor.html

The Board of Directors has fixed March 18, 2022, as the record date for the determination of the common shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
The Board of Directors requests that you indicate your voting directions, sign and promptly mail the enclosed proxy for the meeting. Any proxy may be revoked at any time prior to its exercise.
If you have questions or comments, please direct them to Weyco Group, Inc., 333 West Estabrook Boulevard, Glendale, Wisconsin 53212, Attention: Secretary. Please also contact the Secretary if you would like directions to the Annual Meeting.
By order of the Board of Directors,
JOHN F. WITTKOWSKE
Secretary
Date of Notice: April 4, 2022
The Company currently plans to hold its Annual Meeting of Shareholders in person. If the Company determines that it is not advisable to hold an in-person meeting this year due to public health concerns related to the ongoing COVID-19 pandemic, the Company will announce that fact as promptly as practicable, and details on how to participate in the Annual Meeting will be issued by press release, posted on the Company’s website, and filed with the Securities and Exchange Commission (“SEC”) as additional proxy material.

i

PROXY STATEMENT
INTRODUCTION
The enclosed proxy is solicited by the Board of Directors of Weyco Group, Inc. (the “Company”) for exercise at the Annual Meeting of Shareholders to be held at the offices of the Company, 333 West Estabrook Boulevard, Glendale, Wisconsin 53212, at 10:00 A.M. (Central Daylight Time), on Tuesday, May 3, 2022, or any adjournment thereof.
The Company currently plans to hold its Annual Meeting of Shareholders in person. If the Company determines that it is not advisable to hold an in-person meeting this year due to public health concerns related to the ongoing COVID-19 pandemic, the Company will announce that fact as promptly as practicable, and details on how to participate in the Annual Meeting will be issued by press release, posted on the Company’s website, and filed with the Securities and Exchange Commission (“SEC”) as additional proxy material.
The Proxy Statement and Notice of Annual Meeting of Shareholders and the 2021 Annual Report on Form 10-K are also available on the Company’s website at https://www.weycogroup.com/home/investor.html.
Any shareholder delivering the form of proxy has the power to revoke it at any time prior to the time of the Annual Meeting by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date or by attending the meeting and electing to vote in person by giving notice of such election to the Secretary of the Company. Attendance at the meeting will not in itself constitute revocation of a proxy. Proxies properly signed and returned will be voted as specified thereon. The Proxy Statement and the proxy are being mailed to shareholders on or around April 4, 2022.
The Company has only one class of stock outstanding and entitled to vote at the meeting — common stock with one vote per share on each item. As of March 18, 2022, the record date for determination of the common shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, there were 9,650,633 shares of common stock outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS
The following table sets forth information as of the March 18, 2022 record date with respect to the beneficial ownership of the Company’s common stock determined in accordance with the rules of the SEC by each director and nominee for director, each of the named executive officers identified in the “Summary Compensation Table” herein and all current directors and executive officers as a group. Thomas W. Florsheim, Jr. and John W. Florsheim are brothers and their father is Thomas W. Florsheim. Also, executive officers John F. Wittkowske and George Sotiros are brothers-in-law. There are no other family relationships between any of the Company’s directors and executive officers. The address of each beneficial owner listed below is 333 West Estabrook Boulevard, Glendale, Wisconsin 53212.
Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)(2)(3)	Percent of Class(4)
Thomas W. Florsheim	200,115	2.1%
Thomas W. Florsheim, Jr.	2,102,699(5)(6)(7)	21.6%
John W. Florsheim	1,074,566	11.0%
John F. Wittkowske	191,010	2.0%
Robert Feitler	242,954	2.5%
Frederick P. Stratton, Jr.	169,044	1.8%
Cory L. Nettles	22,387	*
Tina Chang	20,327	*
All Directors and Executive Officers as a Group (15 persons including the above-named)	4,253,623	42.1%

*
Less than 1%.

Notes:
(1)
Includes the following shares that may be acquired upon the exercise of outstanding stock options within 60 days of the record date: Thomas W. Florsheim — 13,100; Thomas W. Florsheim, Jr. — 86,800; John W. Florsheim — 86,800; John F. Wittkowske — 86,800; Robert Feitler — 13,100; Frederick P. Stratton, Jr. — 13,100; Cory L. Nettles — 13,100; Tina Chang — 8,025; and all directors and executive officers as a group — 456,012.

(2)
Includes the following shares of unvested restricted stock as to which the holders are entitled to voting rights: Thomas W. Florsheim — 2,450; Thomas W. Florsheim, Jr. — 4,900; John W. Florsheim — 4,900; John F. Wittkowske — 4,900; Robert Feitler — 2,450; Frederick P. Stratton, Jr. — 2,450; Cory L. Nettles — 2,450; Tina Chang — 2,450; and all directors and executive officers as a group — 43,200.

(3)
Except as stated in footnote 2 above, the specified persons have sole voting power and sole dispositive power as to all shares indicated above, except for the following shares as to which voting and/or dispositive power is shared:

Thomas W. Florsheim	184,565
Thomas W. Florsheim, Jr.	1,292,517
John W. Florsheim	790,768
Frederick P. Stratton, Jr.	50,300
All Directors and Executive Officers as a Group	2,318,150

(4)
Calculated on the basis of 9,650,633 outstanding shares of Company common stock on the record date plus shares that can be acquired upon the exercise of outstanding stock options within 60 days of the record date, by the person or group involved.

(5)
Includes 415,160 shares that Mr. Florsheim, Jr. is deemed to beneficially own as the sole trustee of grantor retained annuity trusts (“GRATs”) created by Thomas W. Florsheim (his father).

(6)
Includes 415,160 shares that Mr. Florsheim, Jr. is deemed to beneficially own as the sole trustee of GRATs created by Nancy P. Florsheim (his mother).

(7)
Includes 57,398 shares that Mr. Florsheim, Jr. is deemed to beneficially own as the sole trustee of a family trust created by John W. Florsheim (his brother).

The following table sets forth information as of December 31, 2021, with respect to the beneficial ownership of the Company’s common stock by those persons, other than those reflected in the above table, known to the Company to own beneficially more than five percent (5%) of the Company’s outstanding common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
(1) Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, Texas 78746	511,846	5.2%

Note:
(1)
The above information is based on the Schedule 13G/A statement filed by Dimensional Fund Advisors LP (“Dimensional Fund Advisors”) in February 2022. These securities are owned by various individual and institutional investors. Dimensional Fund Advisors serves as an investment advisor with power to direct investments and/or sole power to vote the securities. Dimensional Fund Advisors reported sole voting power with respect to 493,752 shares and sole dispositive power with respect to 511,846 shares. For the purposes of the SEC’s reporting requirements, Dimensional Fund Advisors is deemed to be a beneficial owner of such securities; however, in the Schedule 13G/A, Dimensional Fund Advisors expressly disclaimed beneficial ownership with respect to such securities.

ITEMS TO BE VOTED ON
Proposal One: Election of Directors
The Board of Directors currently consists of seven members. Previously, the Board was divided into three classes and the members of each class served staggered, three-year terms. However, in March 2021, the Company’s Bylaws were amended to provide for the phased declassification of the Board commencing with the elections held at the 2021 Annual Meeting. As a result, directors elected at the 2021 Annual Meeting were elected for one-year terms expiring in 2022. At the 2022 Annual Meeting, the directors re-elected in 2021 and the directors up for election at the 2022 meeting will be elected for one-year terms expiring at the 2023 Annual Meeting; and, at the 2023 Annual Meeting, all directors will be up for election with one-year terms and the declassification will be complete.
The Corporate Governance and Compensation Committee has recommended, and the Board of Directors has nominated, the following nominees for election: John W. Florsheim, Frederick P. Stratton, Jr., Cory L. Nettles, Tina Chang, and Thomas W. Florsheim, all of whom are current directors of the Company.
A majority of the votes entitled to be cast by outstanding shares of common stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast by the holders of the Company’s common stock at a meeting at which a quorum is present. ”Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a comparatively larger number of votes. Votes “against” a candidate are given no legal effect and are not counted as votes cast in an election of directors. Votes will be tabulated by an inspector at the meeting.
If any of the nominees should decline or be unable to act as a director, which is not expected, the proxies will be voted with discretionary authority by the persons named to vote in the proxy for a substitute nominee designated by the Board of Directors.
Thomas W. Florsheim, Jr. and John W. Florsheim are brothers, and their father is Thomas W. Florsheim. There are no other family relationships between any of the Company’s directors.
The Board recommends that you vote “FOR” the election of
John W. Florsheim, Frederick P. Stratton, Jr., Cory L. Nettles, Tina Chang and Thomas W. Florsheim.
Information regarding the nominees and the directors whose terms continue, including the particular skills, qualifications and other attributes that the Company believes qualify each of its nominees and continuing directors to serve on the Board, is set forth below as well as in “Board Information — Composition of the Board.” For additional information regarding the criteria to evaluate Board membership, see “Board Information — Nomination of Director Candidates” below.
Nominees for Election for Terms Expiring in 2023
John W. Florsheim, Director since 1996
Mr. Florsheim has served as President, Chief Operating Officer and Assistant Secretary of the Company since 2002. He also has served as a Director of North Shore Bank since 2008. From 1999 to 2002, Mr. Florsheim served as Executive Vice President, Chief Operating Officer and Assistant Secretary of the Company. From 1996 to 1999, he served as Executive Vice President of the Company, and from 1994 to 1996, he served as Vice President of the Company. Prior to joining the Company in 1994, Mr. Florsheim was a Marketing Manager for M&M / Mars, Inc.
Mr. Florsheim brings to the Board over 25 years of experience in the shoe industry as well as detailed knowledge of the overall operations of the Company and expertise in the areas of sales and marketing, licensing and customer relations.

Frederick P. Stratton, Jr., Director since 1976
Chairman of Audit Committee
Member of Executive Committee and Corporate Governance and Compensation Committee
Mr. Stratton has been a Director of Baird Funds, Inc. since 2004. He served as Chairman Emeritus of Briggs & Stratton Corporation (a manufacturer of gasoline engines) from 2003 to 2020, as Chairman of the Board from 1986 to 2002, and was its Chief Executive Officer from 1977 to 2001. He also formerly served as a Director of Midwest Air Group, Inc. and Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC.
Through his many years of experience as the Chief Executive Officer of Briggs & Stratton, a large multinational manufacturing company, Mr. Stratton brings extensive experience in all areas of executive management, including finance, acquisitions, relations with retailers, sales and marketing, labor relations, and international business to the Board. In addition, Mr. Stratton brings his prior experience as a securities/investment analyst to the Board. Mr. Stratton continues to be an active member of corporate boards, and the Company values his contributions over the years to the Board.
Cory L. Nettles, Director since 2005
Member of Executive Committee, Audit Committee, and Corporate Governance and Compensation Committee
Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc. (a private equity firm) since 2007. He has also been a Director of Baird Funds, Inc. since 2008, a Director of Associated Banc-Corp. since 2013, and a Director of Partners for Community Impact, LLC, which is an investor in the Milwaukee Bucks, since 2016. Mr. Nettles was Of Counsel, Business Law and Government Relations at Quarles & Brady LLP (a law firm) from 2007 to 2016; he previously served as a Partner in the Business Law and Government Relations Groups at Quarles & Brady LLP from 2005 until 2007. He was also a Director and Advisor of Baird Private Equity from 2008 to 2012 and served as a Director and Advisor of The Private Bank — Wisconsin from 2007 to 2011.
Mr. Nettles was Secretary for the Wisconsin Department of Commerce from 2003 to 2005. He was also a Director of the Midcities Venture Capital Fund from 2005 to 2007.
Mr. Nettles’ prior experience as Secretary for the Wisconsin Department of Commerce provides the Company with a unique insight into the government’s interactions with businesses. His background as an attorney provides a legal perspective to the Company’s corporate matters. Mr. Nettles is involved in many civic organizations and brings a depth of knowledge of the local business community to the Board.
Tina Chang, Director since 2007
Member of Executive Committee, Audit Committee, and Corporate Governance and Compensation Committee
Since 1996, Ms. Chang has served as Chairman of the Board and Chief Executive Officer of SysLogic, Inc. (an information systems consulting and services firm). Ms. Chang has served on the boards of Central States Manufacturing, Inc. since 2019, and Delta Dental of Wisconsin since January 2022. She has also served as Director of Strattec Security Corp. (a manufacturer of automotive access control products) since February 2022. Previously, Ms. Chang served as a Director and Advisor of The Private Bank — Wisconsin from 2004 to 2013.
Ms. Chang brings to the Board a strong background in business, technology and process development in the information technology arena. With technology being a fluid and important component of business, Ms. Chang’s experience is valuable to the Board. She is also strongly involved in the local business community and with charitable organizations, and brings to the Board these varied experiences.

Thomas W. Florsheim, Director since 1964
Member of Executive Committee
Mr. Florsheim has served as Chairman Emeritus of the Company since 2002. Prior to that, Mr. Florsheim served as Chairman of the Board of the Company from 1968 to 2002, as Chief Executive Officer of the Company from 1964 to 1999, and as President of the Company from 1964 to 1968.
Mr. Florsheim brings to the Board a lifetime of experience in the shoe industry, including more than 30 years of leadership of the Company. Prior to his tenure at the Company, he was an executive at Florsheim Shoe Company. Through his more than 50 years of experience in the shoe industry, he brings significant expertise and depth of knowledge in every area of the shoe industry to the Company.
Continuing Directors Not Standing for Election at the Annual Meeting
Terms Expiring in 2023
Thomas W. Florsheim, Jr., Director since 1996
Chairman of the Board since 2002
Mr. Florsheim has served as Chairman and Chief Executive Officer of the Company since 2002. Prior to that, Mr. Florsheim was President and Chief Executive Officer of the Company from 1999 to 2002, President and Chief Operating Officer of the Company from 1996 to 1999, and Vice President of the Company from 1988 to 1996. Mr. Florsheim has also served as a Director of Strattec Security Corp. since 2012.
Mr. Florsheim has worked at the Company for nearly 40 years. Prior to becoming an executive of the Company, he held various managerial positions at the Company, including managing the retail division and subsequently the purchasing department. Mr. Florsheim’s day-to-day leadership and intimate knowledge of the Company’s business and operations provide the Board with industry-specific experience and expertise.
Robert Feitler, Director since 1964
Chairman of Executive Committee and Corporate Governance and Compensation Committee
Member of Audit Committee
Mr. Feitler has served as a Director of TC Manufacturing Co. (a manufacturer of flexible packaging) since 1974. He also previously served as a Director of Strattec Security Corp. until 2012. From 1968 to 1996, Mr. Feitler was President and Chief Operating Officer of the Company.
Mr. Feitler worked for the Company as its President and Chief Operating Officer for 28 years. His intimate knowledge of the Company and industry bring enduring value to the Board. He continues to be an active director or trustee of other private entities and he brings that experience to the Company.
Proposal Two: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2022
Baker Tilly US, LLP has audited the Company’s financial statements since 2015. The Audit Committee appointed them as the Company’s independent registered public accounting firm for the year ending December 31, 2022. In making its decision to reappoint Baker Tilly US, LLP for 2022, the Audit Committee considered the qualifications, performance and independence of Baker Tilly US, LLP and the audit engagement team, as well as the fees charged for services provided.
The Company asks that you ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

Although not required by law to submit the appointment to a vote by shareholders, the Audit Committee and the Board believe it is appropriate, as a matter of policy, to request that the shareholders ratify the appointment of its independent registered public accounting firm for 2022.
If the appointment is not ratified, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the Company’s best interest.
The ratification of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, will be determined by a majority of the shares voting on such matter, assuming a quorum is present. Abstentions and broker non-votes will not affect this vote, except insofar as they reduce the number of shares that are voted.
The Board recommends that you vote “FOR” the ratification of the appointment of
Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

BOARD INFORMATION
Composition of the Board of Directors
The Board of Directors currently has seven members. Previously, the Board was divided into three classes and the members of each class served staggered, three-year terms. However, as discussed in “Proposal One: Election of Directors,” the Company’s Bylaws were amended in March 2021 to provide for the phased declassification of the Board. As a result, beginning with the 2021 Annual Meeting, directors up for election were elected to one-year terms. Prior to the completion of the declassification of the Board, if a director is elected or appointed to fill a vacancy created by the departure of a director who was in the course of serving a three-year term, such individual will serve for the remainder of the predecessor’s term and be subject to annual election thereafter. The number of directors may be increased or decreased from time to time by amending the applicable provision of the Bylaws, but no decrease shall have the effect of shortening the term of an incumbent director.
Directors Skills and Diversity Matrix
The matrix below summarizes, as of April 4, 2022, certain key skills, experiences, qualifications, and attributes that the Company’s directors and director nominees bring to the Board to enable effective oversight. This matrix is intended to provide a summary of the directors’ qualifications and is not a complete list of each director’s strengths or contributions to the Board. Additional details on each director’s skills, experiences, qualifications, and attributes are set forth in their biographies.
	Tina Chang	Robert Feitler	John W. Florsheim	Thomas W. Florsheim	Thomas W. Florsheim, Jr.	Cory L. Nettles	Frederick P. Stratton, Jr.
Skills and Experience
Executive Leadership	X	X	X	X	X	X	X
Business Development & Strategy	X	X	X	X	X	X	X
Technology	X
Sales, Marketing & Brand Management			X	X	X		X
Finance or Accounting	X	X	X		X		X
Legal or Regulatory		X				X
Operations	X	X	X	X	X	X	X
Public Company Board Service	X	X			X	X	X
Independence	X	X				X	X
Demographics
Age	50	91	58	91	64	52	83
Gender identity	F	M	M	M	M	M	M
African American						X
Asian	X
Caucasian		X	X	X	X		X
LGBTQ+
Key
M — Male
F — Female

The Company believes the diversity of experiences and qualifications represented by its directors is important to its success. The skills and experience categories in the table above are more fully described as follows:
Attributes and Experience of Director / Director Nominees
Executive Leadership	Directors who have served as a founder, CEO or CEO-equivalent, COO, senior executive or business unit leader of a company with a deep understanding of company offerings and industry
Business Development & Strategy	Directors with experience in strategic planning, mergers and acquisitions, growth strategies or business expansion
Technology	Directors with extensive experience in software products, services, engineering or development, computer science, information technology, cybersecurity or technology research and development
Sales, Marketing & Brand Management	Directors with specific and extensive career experience focusing on sales management, marketing campaign management, marketing/advertising products and services or public relations
Finance or Accounting	Directors with a deep understanding of finance, accounting principles and methodologies, financial reporting, financial management, capital markets, financial statements, audit processes and procedures or internal controls
Legal or Regulatory	Directors with governmental policy, legal knowledge or experience with compliance and regulatory issues within a public company or a regulatory body, including any individual who has a CPA, JD, or significant CFO experience
Operations	Directors having expertise in business operations management, supply chain management, integration or distribution
Public Company Board Service	Directors who currently serve, or have served, on other public company boards
Meetings
The Board of Directors held five meetings during 2021. All members of the Board of Directors attended at least 75% of the aggregate of the number of meetings of the Board and each committee of the Board on which they served. The Company’s policy is that its directors should attend the Annual Meeting of Shareholders. All Board members attended the Annual Meeting held on May 4, 2021. In accordance with Nasdaq rules, the Company’s independent directors have periodic meetings at which only independent directors are present.
Director Independence
Each year, the Board reviews the relationships that each director has with the Company. Only those directors who the Board affirmatively determines have no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who do not have any of the categorical relationships that preclude a determination of independence under the Nasdaq listing standards, are considered to be independent directors.
In accordance with the applicable Nasdaq rules, the Board has determined that the following directors qualify as independent directors: Tina Chang, Robert Feitler, Cory L. Nettles, and Frederick P. Stratton, Jr. The Board concluded that none of these directors possessed the categorical relationships set forth in the Nasdaq standards that preclude a determination of independence, and that none of them have any other relationship that the Board believes would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The Audit Committee and the Corporate Governance and Compensation Committee are comprised solely of directors who have been determined to be independent.

Board Leadership Structure and Role in Risk Oversight
The Company combines the positions of Chairman of the Board of Directors and Chief Executive Officer. The Company’s management and Board of Directors currently believe that the Chief Executive Officer’s direct involvement in the day-to-day operations of the Company makes him best positioned to lead Board discussions of the Company’s short-term and long-term objectives and helps ensure proper oversight of the Company’s risks. Additionally, the Company’s Board structure provides oversight by its independent directors. As previously disclosed, the independent directors meet periodically without any members of management present. In addition, each of the Board’s standing committees is chaired by an independent director and both the Audit Committee and the Corporate Governance and Compensation Committee are comprised solely of directors who are independent. The Board has not appointed an independent lead director.
The Company’s Board of Directors plays a role in the oversight of risks that could potentially affect the Company, including risks related to cybersecurity and data security. The Board’s Audit Committee fulfills the formal responsibility of financial risk oversight as disclosed in its charter, which is available on the Company’s website. The Audit Committee meets periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Corporate Governance and Compensation Committee is responsible for the evaluation of risk as it relates to compensation and corporate governance.
Shareholder Communications with the Board
Shareholders wishing to communicate with the Board of Directors or with a particular Board member should address communications to the Board or to a particular Board member, c/o Secretary, Weyco Group, Inc., 333 West Estabrook Boulevard, Glendale, Wisconsin 53212. All communications addressed to the Board or to a particular director or committee will be relayed to that addressee. From time to time, the Board may change the process through which shareholders communicate with the Board. Please refer to the Company’s website at www.weycogroup.com for changes in this process.
Nomination of Director Candidates
The Corporate Governance and Compensation Committee has established the following Guidelines and Criteria for Nomination of Director Candidates:
•
The Committee will review each candidate’s qualifications in light of the needs of the Board and the Company, considering the current mix of director attributes and other pertinent factors (specific qualities, skills and professional experience required will vary depending on the Company’s specific needs at any point in time).

•
The Committee will consider the diversity of the existing Board, so that the Board maintains a body of directors from diverse professional and personal backgrounds.

•
There will be no differences in the manner in which the Committee evaluates candidates recommended by shareholders and candidates identified from other sources.

•
Any nominee should be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•
Any nominee should be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

•
Any nominee should possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director.

•
Any nominee should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

•
To recommend a candidate, shareholders should write to the Corporate Governance and Compensation Committee, Weyco Group, Inc., 333 West Estabrook Boulevard, Glendale, Wisconsin 53212, via certified mail. The written recommendation should include the candidate’s name and address, a brief biographical description and statement of qualifications of the candidate and the candidate’s signed consent to be named in the Proxy Statement and to serve as a director if elected.
•
To be considered by the Committee for nomination and inclusion in the Company’s Proxy Statement for the 2023 Annual Meeting, the Committee must receive shareholder recommendations for directors no later than December 2, 2022.

From time to time, the Board may change the process through which shareholders may recommend director candidates to the Corporate Governance and Compensation Committee. The Company has not received any shareholder recommendations for director candidates with regard to the election of directors covered by this Proxy Statement or otherwise.
Committees
The Board of Directors has three standing committees: an executive committee (the “Executive Committee”), a corporate governance and compensation committee (the “Corporate Governance and Compensation Committee”) and an audit committee (the “Audit Committee”).
Executive Committee
The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board, except for declaring dividends, filling vacancies in the Board of Directors or committees thereof, amending the Articles of Incorporation, adopting, amending or repealing Bylaws and certain other matters as provided in the Bylaws. Robert Feitler is the Chairman of the Executive Committee and Tina Chang, Thomas W. Florsheim, Cory L. Nettles and Frederick P. Stratton, Jr. are members. No meetings of the Executive Committee were held in 2021.
Corporate Governance and Compensation Committee
The Company is committed to conducting its business with the highest standards of business ethics and in accordance with all applicable laws, rules and regulations, including the rules of the SEC and Nasdaq on which the Company’s common stock is traded. In addition to Nasdaq rules and applicable governmental laws and regulations, the framework for the Company’s corporate governance is provided by: (a) the Company’s Articles of Incorporation and Bylaws; (b) the charters of its board committees; and (c) the Company’s Code of Business Ethics.
The Corporate Governance and Compensation Committee is responsible for various matters related to corporate and board governance. The principal functions of the Corporate Governance and Compensation Committee are: (1) to assist the Board by identifying individuals qualified to become members of the Board and its Committees, and to recommend to the Board the director nominees for the next Annual Meeting of Shareholders; (2) to recommend to the Board the corporate governance guidelines applicable to the Company, including changes to those guidelines as appropriate from time to time; (3) to lead the Board in its periodic reviews of the Board’s performance; (4) to establish, subject to approval of the full Board, compensation arrangements for the Company’s executive officers; (5) to administer the Company’s equity incentive and other compensation plans, and approve the granting of equity awards to officers and other key employees of the Company and its subsidiaries; and (6) to communicate to shareholders regarding these policies and activities as required by the SEC and other regulatory bodies. The Corporate Governance and Compensation Committee Charter and the Guidelines and Criteria for Nomination of Director Candidates are available on the Company’s website.
The Corporate Governance and Compensation Committee also establishes compensation arrangements for senior management and administers the granting of stock-based awards to officers and other key employees of the Company and its subsidiaries. The Corporate Governance and Compensation Committee also reviews the procedures, the effectiveness and the performance of the Board as a whole, the individual directors and the Board committees, as well as its own performance. The Board of Directors has determined that each of the members of the Corporate Governance and Compensation Committee (Robert Feitler,

Tina Chang, Cory L. Nettles and Frederick P. Stratton, Jr.) is independent, as defined in the current listing standards of Nasdaq and the SEC rules relating to such committees. Four meetings of the Corporate Governance and Compensation Committee were held in 2021. The charter of the Corporate Governance and Compensation Committee is available on the Company’s website at weycogroup.com.
Code of Business Ethics
The Company’s Code of Business Ethics sets forth ethical obligations for all employees, officers and directors, including those that apply specifically to directors and executive officers, such as accounting and financial reporting matters. Any waiver of the Code of Business Ethics requires approval of the Board of Directors or of a committee of the Board. The Company’s Code of Business Ethics is available on the Company’s website. If any substantive amendment is made to the Code, the nature of the amendment will be disclosed on the Company’s website or in a current report on Form 8-K. In addition, if a waiver from the Code is granted to an executive officer or director, the nature of the waiver will be disclosed in a current report on Form 8-K.
Audit Committee
The Audit Committee of the Board of Directors is responsible for providing independent oversight of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements. A copy of the charter of the Audit Committee is available on the Company’s website at weycogroup.com. The Board of Directors has determined that each of the members of the Audit Committee (Frederick P. Stratton, Jr., Tina Chang, Robert Feitler, and Cory L. Nettles) is independent, as defined in the current listing standards of Nasdaq and SEC rules relating to audit committees. This means that, except in their roles as members of the Board of Directors and its committees, they are not affiliates of the Company, they receive no consulting, advisory or other compensatory fees directly or indirectly from the Company, they have no other relationships with the Company that may interfere with the exercise of their independence from management and the Company, and they have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years. In addition, the Board of Directors has determined that each Audit Committee member satisfies the financial literacy requirements of Nasdaq and that Robert Feitler and Frederick P. Stratton, Jr. each qualify as “audit committee financial experts” within the meaning of applicable rules of the SEC.
Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the Company’s audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed and reviewed with the independent registered public accounting firm all communications required under generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (“PCAOB”), and SEC rules. In addition, the independent registered public accounting firm provided to the Audit Committee the written disclosures required by PCAOB rules concerning independence. The Committee discussed with the independent registered public accounting firm their independence from management and the Company and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.
The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plan for their audit. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held five meetings during 2021.
Pre-Approval Policy
The Audit Committee has responsibility for recommending appointment of, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee must approve in advance the audit and permitted non-audit services to be provided by, and the fees to be paid to, the independent auditor, subject to the de minimis exceptions to pre-approval permitted by the rules of the SEC and Nasdaq for non-audit services. No fees were paid to the independent registered public accounting firm pursuant to the de minimis exception to the foregoing pre-approval policy.
Report of Audit Committee
In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following (among other things):
•
reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2021;

•
discussed with Baker Tilly US, LLP, the independent registered public accounting firm for the Company, the matters required to be discussed by the PCAOB and SEC;

•
received and reviewed the written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and have discussed with them their independence; and

•
concluded that Baker Tilly US LLP’s provision of audit and non-audit services to the Company is compatible with their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
Frederick P. Stratton, Jr., Chairman
Tina Chang
Robert Feitler
Cory L. Nettles
Audit and Non-Audit Fees
The Audit Committee also reviewed the fees and scope of services provided to the Company by its independent registered public accounting firm for the years ended December 31, 2021 and 2020. Fees billed to the Company by Baker Tilly US, LLP for the years ended December 31, 2021 and 2020 are reflected in the following table.
	2021	2020
Audit Fees(a)	$292,475	$288,000
Audit-Related Fees(b)	22,800	22,000
Tax Fees(c)	3,100	1,500
All Other Fees	—	—
Total	$318,375	$311,500

(a)
Audit fees consisted of fees for professional services for the audit of the Company’s financial statements, review of financial statements included in the Company’s Form 10-Q filings and services that are normally provided in connection with statutory or regulatory filings or engagements. These fees also included the audit of the Company’s internal controls in accordance with Section 404 of the Sarbanes Oxley Act of 2002.

(b)
Audit-related fees consisted of fees for ERISA employee benefit plan audits.

(c)
Tax fees consisted of fees for professional services performed with respect to tax compliance, tax advice and tax planning.

There were no other fees billed by Baker Tilly US, LLP for services rendered to the Company, other than the services described above, in 2021 and 2020.

Other Governance Matters
The Company has not adopted a formal anti-hedging policy, and does not prohibit directors, officers and employees from entering into hedging transactions that are designed to reduce or eliminate the investment risk associated with owning Company securities. However, the Company strongly discourages directors, officers and employees from engaging in such transactions, and, to the Company’s knowledge, no hedging transactions involving Company securities have been entered into by these individuals.
Director Compensation
Directors of the Company who are not also employees of the Company or subsidiaries receive a quarterly cash retainer. The quarterly cash retainer was $7,500 in 2021. Non-employee directors are also eligible to receive equity awards. In 2021, each non-employee director received 1,000 shares of restricted stock and options to purchase 3,500 shares of common stock under the Weyco Group, Inc. 2017 Incentive Plan. The restricted stock awards vest ratably over four years and the stock options vest ratably over five years. The following table shows director compensation for the non-employee directors for 2021.
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($)(2) (d)	All Other Compensation(3) (g)	Total ($) (h)
Thomas W. Florsheim	$30,000	$24,000	$14,560	$14,400	$82,960
Tina Chang	$30,000	$24,000	$14,560	$0	$68,560
Robert Feitler	$30,000	$24,000	$14,560	$0	$68,560
Cory L. Nettles	$30,000	$24,000	$14,560	$0	$68,560
Frederick P. Stratton, Jr.	$30,000	$24,000	$14,560	$0	$68,560

Notes:
(1)
Grant date fair value (which was calculated to be $24.00 per share) of the restricted stock granted on August 25, 2021, computed in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). See Note 19 of the Notes to the Consolidated Financial Statements in the Company’s 2021 Annual Report on Form 10-K.

(2)
Grant date fair value (which was calculated to be $4.16 per option) of the stock options granted on August 25, 2021, computed in accordance with ASC 718 as calculated under the Black-Scholes option pricing model, as described in Note 19 to the Consolidated Financial Statements in the Company’s 2021 Annual Report on Form 10-K.

(3)
On December 28, 2000, Chairman Emeritus of the Board, Thomas W. Florsheim, entered into a consulting agreement with the Company under which he agreed to act as advisor to the Company in connection with the Company’s acquisition and sale of products and materials. In accordance with this agreement, Thomas W. Florsheim was paid $14,400 in 2021.

As of December 31, 2021, each non-employee director of the Company had outstanding the following number of stock awards and option awards:
Name	Stock Awards Outstanding	Option Awards Outstanding
Thomas W. Florsheim	2,450	23,000
Tina Chang	2,450	17,925
Robert Feitler	2,450	23,000
Cory L. Nettles	2,450	23,000
Frederick P. Stratton, Jr.	2,450	23,000

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth total compensation of the Company’s named executive officers for the years ended December 31, 2021 and 2020.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-equity incentive plan compensation (g)		All other compensation ($) (i)	Total ($) (j)
Thomas W. Florsheim, Jr.	2021	$710,000	$48,000(4)	$75,840(2)		$447,300(6)	$29,332(7)	$1,310,472
Chairman and Chief Executive Officer	2020	$655,846(1)	$36,000(5)	$20,100(3)	$	—(6)	$31,847(8)	$743,793
John W. Florsheim	2021	$678,500	$48,000(4)	$75,840(2)		$427,455(6)	$21,126(7)	$1,250,921
President, Chief Operating Officer and Assistant Secretary	2020	$626,870(1)	$36,000(5)	$20,100(3)	$	—(6)	$20,551(7)	$703,521
John F. Wittkowske	2021	$463,000	$48,000(4)	$75,840(2)		$259,280(6)	$32,031(7)	$878,151
Senior Vice President, Chief Financial Officer and Secretary	2020	$436,058(1)	$36,000(5)	$20,100(3)	$	—(6)	$31,438(7)	$523,596

Notes:
(1)
In late 2020, the Company’s named executive officers, among others, were subject to temporary base salary cuts as a result of the COVID-19 pandemic and its negative impact on the Company. The salaries included in the above table reflect actual amounts paid in 2020. The base salaries of the named executive officers in 2020 before the temporary reductions were as follows: Thomas W. Florsheim, Jr. — $696,000; John W. Florsheim — $665,250; and John F. Wittkowske — $453,500.

(2)
This amount includes the grant date fair value of the stock option awards granted on August 25, 2021, using the fair value of $4.16 per option computed in accordance with ASC 718, as calculated under the Black-Scholes option pricing model as described in Note 19 to the Consolidated Financial Statements in the Company’s 2021 Annual Report on Form 10-K. Stock options vest ratably over five years and expire 10 years from grant date. During 2021, the Company extended the expiration date of stock options granted in years 2015 and 2016. This amount also includes the incremental fair value of the option extensions, computed in accordance with ASC 718.

(3)
This amount represents the grant date fair value of the stock option awards granted on August 26, 2020, using the fair value of $2.01 per option computed in accordance with ASC 718, as calculated under the Black-Scholes option pricing model as described in Note 18 to the Consolidated Financial Statements in the Company’s 2020 Annual Report on Form 10-K. Stock options vest ratably over five years and expire 10 years from grant date.

(4)
This amount represents the grant date fair value ($24.00 per share) of the restricted stock granted on August 25, 2021, computed in accordance with ASC 718. See Note 19 of the Notes to the Consolidated Financial Statements in the Company’s 2020 Annual Report on Form 10-K. Restricted stock vests ratably over four years.

(5)
This amount represents the grant date fair value ($18.00 per share) of the restricted stock granted on August 26, 2020, computed in accordance with ASC 718. See Note 18 of the Notes to the Consolidated Financial Statements in the Company’s 2020 Annual Report on Form 10-K. Restricted stock vests ratably over four years.

(6)
These amounts reflect annual cash bonuses related to the achievement of Company-wide financial goals. The 2021 bonuses were paid out after the 2021 fiscal year-end. In 2020, as a result of the impact of the COVID-19 pandemic, Company-wide financial goals were not met; therefore, no cash bonuses were paid. A more detailed description of these bonuses is provided under “Non-Equity Incentive Plan Compensation” below.

(7)
All other compensation relates to the use of an automobile, life insurance premiums and 401(k) match contributions.

(8)
All other compensation relates to the use of an automobile, life insurance premiums, 401(k) match contributions, and clerical services provided by Company personnel for Thomas W. Florsheim, Jr.

Non-Equity Incentive Plan Compensation
Non-equity incentive plan compensation represents annual cash bonuses awarded pursuant to the Company’s 2017 Incentive Plan. Annual cash bonuses are based solely upon the achievement of Company-wide financial goals, established by the Corporate Governance and Compensation Committee. Bonuses are based on a set percentage of the executive’s salary, with a maximum bonus of 67.50% of salary for Thomas W. Florsheim, Jr. and John W. Florsheim, and 60.0% of salary for John F. Wittkowske. The 2021 annual cash bonus was based on specified earnings targets set by the Committee. For 2021, Thomas W. Florsheim, Jr. and John W. Florsheim each received a cash bonus equal to 63% of their base salary, and John F. Wittkowske received a cash bonus equal to 56% of his base salary. For 2020, the annual cash bonus was based on the Company achieving an increase in net earnings over 2019. Since 2020 net earnings decreased relative to 2019, no bonuses were paid for fiscal year 2020.
Outstanding Equity Awards at December 31, 2021
		Option Awards				Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(3) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4) (h)
Thomas W. Florsheim, Jr.	8/25/2015	32,000		$25.64	8/25/2023(2)
	8/25/2016	32,000		$25.51	8/25/2023(2)
	8/25/2017	12,000	3,000	$27.94	8/25/2027
	8/23/2018	4,800	3,200	$37.22	8/23/2028	400	$9,576
	8/14/2019	4,000	6,000	$23.38	8/14/2029	1,000	$23,940
	8/26/2020	2000	8,000	$18.00	8/26/2030	1,500	$35,910
	8/25/2021		10,000	$24.00	8/25/2031	2,000	$47,880
John W. Florsheim	8/25/2015	32,000		$25.64	8/25/2023(2)
	8/25/2016	32,000		$25.51	8/25/2023(2)
	8/25/2017	12,000	3,000	$27.94	8/25/2027
	8/23/2018	4,800	3,200	$37.22	8/23/2028	400	$9,576
	8/14/2019	4,000	6,000	$23.38	8/14/2029	1,000	$23,940
	8/26/2020	2000	8,000	$18.00	8/26/2030	1,500	$35,910
	8/25/2021		10,000	$24.00	8/25/2031	2,000	$47,880
John F. Wittkowske	8/25/2015	32,000		$25.64	8/25/2023(2)
	8/25/2016	32,000		$25.51	8/25/2023(2)
	8/25/2017	12,000	3,000	$27.94	8/25/2027
	8/23/2018	4,800	3,200	$37.22	8/23/2028	400	$9,576
	8/14/2019	4,000	6,000	$23.38	8/14/2029	1,000	$23,940
	8/26/2020	2000	8,000	$18.00	8/26/2030	1,500	$35,910
	8/25/2021		10,000	$24.00	8/25/2031	2,000	$47,880

Notes:
(1)
Option awards vest ratably over five years beginning on the first anniversary of the grant date.

(2)
During 2021, the Board of Directors approved extending the expiration date of stock options granted in years 2015 and 2016. The original expiration date of the stock options granted in 2015 was August 25, 2021, and was extended by two years to August 25, 2023. The original expiration date of the stock options granted in 2016 was August 25, 2022, and was extended by one year to August 25, 2023.

(3)
Restricted stock awards vest ratably over four years beginning on the first anniversary of the grant date.

(4)
Amounts are calculated using the market value of the Company’s stock on December 31, 2021, of $23.94.

Awards granted beginning in 2017 were granted under the Company’s 2017 Incentive Plan. In 2015 and 2016, awards were granted under the Company’s 2014 Incentive Plan.
Pension Benefits
The Company has a defined benefit pension plan which was frozen effective December 31, 2016. No benefits have been accrued under the plan subsequent to that date. The Company also has an unfunded supplemental pension plan for key executives so they may receive pension benefits which they would otherwise be prevented from receiving as a result of certain limitations of the Internal Revenue Code. Retirement benefits are provided based on employees’ years of credited service and average earnings or stated amounts for years of service. The plans provide for normal retirement at age 65 and provide for reduced benefits for early retirement beginning at age 55. Pension benefits are payable under a variety of options, to be selected by the retiree and are calculated under a formula that is integrated with Social Security, although the amounts determined under the formula are not reduced by Social Security benefits. The normal retirement benefit is based on (i) the highest average earnings for any 5 consecutive years during the 10 calendar years ending December 31, 2016, (ii) length of service up to 25 years and (iii) the highest average covered compensation for Social Security purposes.
The foregoing describes the general formula under the defined benefit plan and related excess benefits plan as revised in 1997. Those salaried employees who were covered in the plans on January 1, 1989, and all officers (including the named executive officers) who are Senior Vice Presidents or above are provided with the higher of the benefits described above or a minimum benefit based on a prior formula through the defined benefit plan, the unfunded excess benefits plan described above and an unfunded deferred compensation plan. The normal retirement benefit under the prior formula is based on the highest average earnings for any five consecutive years during the 10 calendar years preceding December 31, 2016 and length of service up to 25 years. The normal retirement benefit for officers (including the named executive officers) who are Senior Vice Presidents or above is based on the highest average earnings for any five years during the 20 calendar years preceding December 31, 2016 and length of service up to 25 years. Minimum benefit amounts are not subject to any deduction for Social Security benefits. Under the excess benefits plan, upon a change in control, a lump sum benefit payment shall be made to each participant.
Employment Contracts and Potential Payments Upon Termination or Change of Control
The Company has entered into employment contracts with Thomas W. Florsheim, Jr. and John W. Florsheim whereby, for services to be rendered, their employment will continue until December 31, 2022, at salary levels to be determined and reviewed periodically. These contracts provide, among other things, that a lump sum amount equal to slightly less than three times the base amount compensation (as defined in Section 280G of the Internal Revenue Code) will be paid to Thomas W. Florsheim, Jr. and John W. Florsheim, respectively, as severance pay, in the event the Company terminates the executive’s employment without cause or the individual terminates his employment following a change of control of the Company. A “change of control” is defined in the employment agreements as: a change in control of more than 15% of the shares of the Company; the replacement of two or more directors by persons not nominated by the Board of Directors; any enlargement of the size of the Board of Directors if the change was not supported by the existing Board of Directors; a merger, consolidation or transfer of assets of the Company; or a substantial change in his responsibilities. In the event Thomas W. Florsheim, Jr. or John W. Florsheim is prevented from performing his duties by reason of permanent disability, the executive’s normal salary will be discontinued and a disability salary of 75% of the individual’s then-current salary will be paid until December 31, 2022.
Also, in the event Thomas W. Florsheim, Jr. or John W. Florsheim dies prior to the termination of his employment under the contract, a death benefit equal to his salary at the annual rate being paid to the executive at the date of death will be paid to a designated beneficiary for a three-year period. As of March 31, 2022, the annual salary of Thomas W. Florsheim, Jr. is $731,300 and John W. Florsheim’s annual salary is $698,855.
The Company has a change of control agreement with John F. Wittkowske. This contract provides that a lump sum equal to slightly less than three times his annual compensation (as defined in Section 280G of the Internal Revenue Code), calculated with respect to the three taxable year period ending before the date the change of control occurs, will be paid as severance pay in the event of a change of control. The change of control agreement defines a “change of control” as an event in which:
(1)
more than 30% of the voting power of the outstanding stock of the Company is directly or indirectly controlled by a person or group of persons (other than a group consisting of the members of the family of Thomas W. Florsheim and their descendants or trusts);

(2)
all or substantially all of the operating assets of the Company have been sold; or

(3)
a majority of the Company’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.

As of March 31, 2022, Mr. Wittkowske’s annual salary is $463,000. In November 2021, the Company announced that Mr. Wittkowske will retire effective May 6, 2022. In connection with his retirement, as previously disclosed, the Company will accelerate the vesting of all of Mr. Wittkowske’s unvested restricted stock and stock options.
In accordance with the terms of the 2017 Incentive Plan, if a change of control should occur, all options and stock awards granted by the Company shall immediately vest.

OTHER INFORMATION
Transactions with Related Persons
The Company’s written Code of Business Ethics provides that, except with the prior knowledge and consent of the Company, directors and employees are not permitted to have a financial interest in a supplier, competitor or customer of the Company because of the potential conflicts of interest raised by such transactions. There is a limited exception for ownership of securities of a publicly traded corporation unless the investments are of a size as to have influence or control over the corporation. The Company’s policies include no minimum size for this restriction on potential conflict of interest transactions. Actual or potential conflict of interest transactions or relationships are to be reported to the Company’s Chief Financial Officer or another officer of the Company. Waivers or exceptions for executive officers or directors may be granted only in advance and under exceptional circumstances and only by the Board of Directors or an appropriate committee. Transactions with related persons are also subject to the Company’s disclosure controls and procedures to ensure compliance with applicable laws and requirements of Nasdaq.
There were no transactions since the beginning of 2020, and there are no proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which (a) any director, executive officer, director nominee, or immediate family member of a director, executive officer or nominee, or (b) any holder of 5% or more of the Company’s common stock or their immediate family members, had a direct or indirect material interest.
Method of Proxy Solicitation
The cost of solicitation of proxies will be borne by the Company. The officers of the Company may solicit proxies from some of the larger shareholders, which solicitation may be made by mail, telephone, or personal contacts; these officers will not receive additional compensation for soliciting such proxies. Request will also be made of brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, soliciting material to the beneficial owners of shares held of record by such persons.
Delinquent Section 16(a) Reports
Under the federal securities laws, the Company’s directors, executive officers and any person holding more than 10% of the Company’s common stock are required to report their initial ownership of the Company’s common stock and any change in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to timely file such reports by these dates during the last year.
The Company believes that all of these filing requirements were satisfied on a timely basis for the year ended December 31, 2021. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports they have filed with the SEC.
Other Matters
The Company has not been informed and is not aware that any other matters will be brought before the meeting. However, proxies will be voted with discretionary authority with respect to any other matters that properly may be presented to the meeting.
Shareholder Proposals
Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, shareholder proposals must be received by the Company no later than December 6, 2022 in order to be considered for inclusion in next year’s Annual Meeting proxy statement. Further, under the Company’s Guidelines and Criteria for Nomination of Director Candidates, shareholder recommendations for directors must be received by the Company no later than December 2, 2022, in order to be considered by the Corporate Governance and Compensation Committee for nomination and inclusion in next year’s Annual Meeting proxy statement. In addition, a proposal submitted outside of the Rule 14a-8 process will be considered untimely, and the Company may use discretionary voting authority for any proposal that may be raised at next year’s Annual Meeting unless the proponent notifies the Company of the proposal not later than February 19, 2023.
WEYCO GROUP, INC.
April 4, 2022	JOHN F. WITTKOWSKE
Milwaukee, Wisconsin	Secretary

ANNUAL MEETING OF SHAREHOLDERS OFWEYCO GROUP, INC.May 3, 2022COMMON STOCKGO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting and Proxy Statement including proxy cardare available on the Company's website at https://www.weycogroup.com/home/investor.htmlPlease sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.20530000000000000000 7050322PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.Election of Directors for their respective terms:NOMINEES: 2.Ratification of the appointment of Baker Tilly US, LLP as independent registered public accountants for 2022. FOR AGAINST ABSTAIN FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) O John W. FlorsheimO Frederick P. Stratton, Jr.O Cory L. NettlesO Tina ChangO Thomas W.
Florsheim NOTE: Such other business as may properly come before the meeting or any adjournment thereof.The shares represented by this proxy will be voted “FOR” Proposals 1 and 2 if no instruction to the contrary is indicated, or if no direction is given.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

COMMON STOCK
PROXY
WEYCO GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas W. Florsheim, Jr. and John W. Florsheim or either of them, proxies with full power of substitution, to vote at the Annual Meeting of Shareholders of Weyco Group, Inc. (the "Company") to be held on May 3, 2022 at 10:00 A.M., local time and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

(To be Signed on Reverse Side)

SEE REVERSE SIDE

1.1

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